POWER OF ATTORNEY

      Know all persons by these presents, that each person whose signature appears below constitutes and appoints Kenneth G. Mertz II and Daniel W. Moyer IV, and each or either of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her, and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to The Homestate Group's Registration Statement on Form N-1A, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned set forth their hands and seals as of this 23 day of AUGUST, 2002.

                                                        /s/ Bruce E. Bowen
                                                        ------------------------
                                                           Bruce E. Bowen


                                                        /s/ J. Barton Harrison
                                                        ------------------------
                                                          J. Barton Harrison


                                                        /s/ Richard J. Masterson
                                                        ------------------------
                                                          Richard J. Masterson


                                                        /s/ Scott C. Penwell
                                                        ------------------------
                                                           Scott C. Penwell


                                                        /s/ Dr. H. J. Zoffer
                                                        ------------------------
                                                            Dr. H. J. Zoffer